Unaudited Consolidated Statements of Comprehensive Income (Loss) (USD $) In Thousands, unless otherwise specified	9 Months Ended		12 Months Ended
	Sep. 30, 2012	Sep. 30, 2011	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Comprehensive income (loss):
Net income (loss)	$ (32,771)	$ (28,160)	$ 53,815	$ (38,463)	$ 460
Unrealized gains (losses) on marketable securities	(30)	2	1	(2)	2
Total comprehensive income (loss)	$ (32,801)	$ (28,158)	$ 53,816	$ (38,465)	$ 462